Exhibit 10.1


                                 AMENDMENT 1 TO
                         THE SOUTH FINANCIAL GROUP, INC.
                    (RENAMED FROM CAROLINA FIRST CORPORATION)
                 AMENDED COMMON STOCK DIVIDEND REINVESTMENT PLAN


         This Amendment 1 (this "Amendment") to Carolina First Corporation's Amended Common Stock Dividend Reinvestment Plan, amended as of June 27, 1996 (the "Plan") is made by Carolina First Corporation, to be effective as of June 30, 2000.

         The Plan is hereby amended to increase the shares of common stock of Carolina First Corporation issuable thereunder from 300,000 to 450,000.

         Except as amended by this Amendment, the Plan is ratified and affirmed in its entirety.

         IN WITNESS WHEREOF, this Amendment is entered into as of March 2, 2000.

                                   CAROLINA FIRST CORPORATION


                                   By:            /s/ William S. Hummers III
                                             -----------------------------------
                                             Name:    William S. Hummers, III
                                             Title:   Executive Vice President


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